SUPERIOR ANALYSIS & EXPERTISE….YOUR WINNING STRATEGY

J.P. Morgan Trust 2015-5

For

JPMorgan Chase Bank

By

American Mortgage Consultants, Inc.

July 16, 2015

AMC Diligence, LLC (“AMC”) performed certain due diligence services described below on jumbo and high balance agency residential mortgage loans originated by First Republic Bank, PennyMac Loan Services LLC, SunTrust Mortgage, Inc., and J.P. Morgan Chase Bank. The review was conducted on behalf of J.P. Morgan Chase Bank (“Client”) from June 2014 to May 2015 via files imaged and provided by J.P. Morgan Chase Bank for review (the “Review”).

Project Scope and Procedures

Sample and Client Overview:

The Review was conducted on 100% of the securitization loan population and was selected by Client. The Review consisted of a population of 966 loans with an aggregate original principal balance of approximately $866.99 million.
Subsequent to the Review, Client reduced the population to be submitted for securitization for various reasons, including, but not limited to Client business decision, loans that have since been paid in full, issues found in the valuation process, and credit/compliance exceptions. The data and summary below reflect only the 225 loans remaining in the pool with an aggregate principal balance of approximately $225.36 million.
The loans in the Review were a mixture of new origination and seasoned loans. 64 loans (28.44%) have origination dates in 2014 or 2015.  The remainder of the 161 loans (71.56%) in the pool are seasoned loans that were originated prior to 2014. The oldest origination date was July 2007.

AMC’s review did include verification that all documents had been recorded and/or sent for recording for all loans reviewed after August 1st, 2014. Of the 225 loans in the review,

335 Madison Avenue, 27th Floor New York, NY 10017 646 593 7110	1113 S Milwaukee Avenue Suite 302 Libertyville, IL 60048 224 207 6000	12467 Telecom Drive Tampa FL, 33637 813 830 6400

SUPERIOR ANALYSIS & EXPERTISE….YOUR WINNING STRATEGY

209 (92.89%) were reviewed for recording documentation, 16 (7.11%) loans were reviewed prior to August 1st, 2014.
Credit Review:
AMC’s credit review focused on the borrower’s ability and willingness to pay.  The borrower’s income and assets were analyzed to determine if there is sufficient support for the loan and his other obligations (ability).  As well, underwriters reviewed the borrower’s credit to determine if their past history reflects a sense of integrity regarding debt repayment (willingness). AMC focused on conformity to agency guidelines when applicable. In addition, AMC reviewed the files to the Automated Underwriting System output within the file to ensure all required documentation was provided.

AMC graded each loan with a Credit Event Grade based on the following definitions:

Credit
1	No material exceptions identified. The loan conforms to lender's guidelines, borrower demonstrates ability to pay, received a tangible net benefit, when applicable, etc
2
Loan does not fully conform to lender's guidelines, however in the opinion of the 3rd party, the exceptions identified were deemed nonmaterial and compensating factors were present to offset the issue.

3	A material credit exception was initially identified and has not been cured or waived. It is not eligible for purchase

Ability to Repay and Qualified Mortgage
AMC reviewed applicable loans for compliance with the Ability to Repay (ATR) and Qualified Mortgage (QM) requirements based upon the loan’s designation (Safe Harbor QM, HPML QM, Non-QM, Exempt from ATR) and whether the loan is Fannie Mae/Freddie Mac/federal agency eligible. AMC noted as a material exception if the due diligence findings did not confirm the same loan designation. Additionally, AMC noted if a loan designation was not provided.

I. Qualified Mortgage

For non-agency eligible QM designated loans, AMC reviewed the loan to determine whether, based on available information in the loan file: (i) the loan contains risky loan features and terms, (ii) the “points and fees” exceed the applicable threshold, (iii) the monthly payment was calculated appropriately, (iv) the creditor considered and verified income or assets, (v) the creditor appropriately considered debt obligations, alimony and child support,  and (v) the debt-to-income ratio exceeds 43% (in accordance with Appendix Q to Regulation Z).

For agency eligible QM designated loans, AMC reviewed the loan to determine whether, based on available information in the loan file: (i) eligibility can be verified based on AUS findings, (ii)

335 Madison Avenue, 27th Floor New York, NY 10017 646 593 7110	1113 S Milwaukee Avenue Suite 302 Libertyville, IL 60048 224 207 6000	12467 Telecom Drive Tampa FL, 33637 813 830 6400

SUPERIOR ANALYSIS & EXPERTISE….YOUR WINNING STRATEGY

the loan contains risky loan features and terms, and (iii) the “points and fees” exceed the applicable threshold.

For each QM designated loan that satisfied the applicable requirements enumerated above, AMC then determined whether the loan is a Safe Harbor QM or Higher Priced QM. For loans in this review, Higher Priced QM means an applicable loan with an APR that exceeds the average prime offer rate for a comparable transaction as of the date the interest rate is set by 1.5 or more percentage points for a first-lien loan or by 3.5 or more percentage points for a subordinate-lien loan.

For each QM designated loan that did not satisfy the applicable requirements enumerated above, AMC then determined whether the loan is Non-QM compliant/non-compliant.

II. General Ability to Repay

For Non-QM designated loans, AMC reviewed the loan to determine whether, based on available information in the loan file, the creditor considered, as applicable, the following eight underwriting factors, and verified such information using reasonably reliable third-party records: (i) the consumer's current or reasonably expected income or assets, (ii) if the creditor relied on income from the consumer's employment in determining repayment ability, the consumer's current employment status; (iii) the consumer's monthly payment; (iv) the consumer's monthly payment on any simultaneous loan that the creditor knows or has reason to know will be made; (v) the consumer's monthly payment for mortgage-related obligations; (vi) the consumer's current debt obligations, alimony, and child support; (vii) the consumer's monthly debt-to-income ratio or residual income; and (viii) the consumer's credit history.

Fraud Review:
As part of its review of the borrowers overall credit worthiness, AMC examines each file for possible borrower misrepresentations.  As these were new originations, the overwhelming majority of files contained 3rd party fraud reports (such as DataVerify Drive, or Interthinx FraudGuard).   If the original file did not contain a 3rd party fraud report, one was requested from the seller or subsequently ordered by AMC through Interthinx, so that, ultimately, a fraud report was reviewed and analyzed on every loan. Each of these reports was reviewed, and any red flags, or cautions, were investigated by AMC.  Each of our underwriters, Qcers and project leads is guided to analyze and compare the documents/images found in the file, looking for consistency of addresses, income amounts, proper tax withholdings, potential non-arm’s length transactions, consistency of asset statements, account numbers…among the various source documents found within the file.  If any red flags are found, the issue is elevated up the QC chain, and additional on-line research is done.  If, after that research, the issue cannot be satisfactorily reconciled, a credit exception is made.

335 Madison Avenue, 27th Floor New York, NY 10017 646 593 7110	1113 S Milwaukee Avenue Suite 302 Libertyville, IL 60048 224 207 6000	12467 Telecom Drive Tampa FL, 33637 813 830 6400

SUPERIOR ANALYSIS & EXPERTISE….YOUR WINNING STRATEGY

Compliance Review:

The primary objective of the compliance review was to assign an overall “Compliance Event Level” to each loan.  The event level indicates the conformity of each loan with respect to Federal, State, County, and Local High Cost and/or Anti-Predatory Laws.  The results are indicative of the lender’s overall regulatory compliance.

AMC’s review of residential mortgage loans was to determine, to the extent possible and subject to the caveats below, whether the loans comply with:  (i) the “material” 1 disclosure requirements of the Federal Truth-in-Lending Act (“TILA”), as amended by HOEPA, 15 U.S.C. § 1601 et seq.,  as implemented by Regulation Z, 12 C.F.R. Part 226; (ii) Section 4 of the Real Estate Settlement Procedures Act (“RESPA”), 12 U.S.C. §2603, as implemented by Regulation X, 24 C.F.R. Part 3500; (iii) Fannie Mae points and fees limitations and HOEPA restrictions as addressed in Fannie Mae Announcement 04-06; (iv) the disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations; and (v) the disclosure requirements and prohibitions of the following state, county and municipal laws and ordinances that were enacted to combat predatory lending:

1.	Arkansas Home Loan Protection Act, Ark. Stat. Ann. § 23-53-101 et seq.
2.	California Anti-Predatory Lending Statute, Cal. Fin. Code § 4970 et seq.
3.	Colorado Consumer Equity Protection Act, Colo. Rev. Stat. § 5-3.5-101 et seq. and as amended by Senate Bill 216 (2007) and House Bill 1322 (2007).
4.	Colorado Consumer Credit Code, Colo. Rev. Stat. 5-1-101 et seq.
5.	Connecticut Abusive Home Loan Lending Practices Act, Conn. Stat. Ann. §36a-746 et seq. and the Responsible Lending and Economic Security Act, Conn. House Bill 5577 (2008).
6.	District of Columbia Home Loan Protection Act of 2002, D.C. Official Code § 26-1151.01 et seq., as implemented by 20 D.C. Municipal Reg. § 2000.1 et seq. as well as DC Mortgage Disclosure Act of 2007.
7.	Florida Fair Lending Act, Fla. Stat. Ann. § 494.0078 et seq.
8.	Georgia Fair Lending Act, Ga. Stat. Ann. § 7-6A-1 et seq. (as originally enacted by House Bill 02-1361 and as modified by Senate Bill 03-53).
9.	Idaho Residential Mortgage Practices Act, Idaho Code § 26-3101 et seq.
10.	Illinois High Risk Home Loan Regulations, 38 Ill. Admin. Code § 345.10 et seq.
11.	Illinois High Risk Home Loan Act, Public Act. 93-0561 (2003).

[1]	These “material” disclosures include the required disclosures of the APR, the finance charge, the amount financed, the total number of payments, the payment schedule, and if the loan is subject to the Homeownership and Equity Protection Act (“HOEPA”), the disclosure requirements and prohibitions of that statute which are set forth in 12 C.F.R. §§ 226.32(c) and (d).

335 Madison Avenue, 27th Floor New York, NY 10017 646 593 7110	1113 S Milwaukee Avenue Suite 302 Libertyville, IL 60048 224 207 6000	12467 Telecom Drive Tampa FL, 33637 813 830 6400

SUPERIOR ANALYSIS & EXPERTISE….YOUR WINNING STRATEGY

12.	City of Chicago, Illinois, Anti-Predatory Lending Ordinance, Chicago Municipal Code, §§ 2-32-440; 2-32-455; 2-92-325; 4-4-155; 8-4-325.
13.	Cook County, Illinois, Anti-Predatory Lending Ordinance, Ordinance No. 240864 (2001) as amended by Illinois SB 1167 (2007).
14.	Indiana Home Loan Practices Act, Ind. Code § 24-9-1 et seq.
15.	Section 16a-3-308a of the Kansas Consumer Credit Code, Kan. Stat. Ann. § 16a-1-101 et seq.
16.	Kentucky Anti-Predatory Lending Statute, Ky. Rev. Stat. § 360.100 et seq. and as amended by Kentucky House Bill 552 (2008).
17.	Maine, An Act to Enhance Consumer Protections in Relation to Certain Mortgages, 9A Me. Rev. Stat. Ann. §§ 8-103(1); 8-206(8); 8-206A. and Maine Legislative Document 1869 (2007).
18.
Maryland Commercial Law, Mary. Stat. Ann. §§ 12-124.1; 12-127; 12-409.1; 12-1029 and as amended by Maryland Senate Bill 270 (2008) and Maryland Regulations under the Maryland Mortgage Lender Law (2009).

19.	Massachusetts High Cost Mortgage Regulations, 209 CMR § 32.32 et seq. including MA House Bill 4387 (2008)
20.	Massachusetts Predatory Home Loan Practices Act, M.G.L. Chapter 183(C).
21.	Massachusetts “Borrower’s Interest” Standard, M.G.L. Chapter 183, §28C.
22.	Michigan Consumer Mortgage Protection Act, Mich. Stat. Ann. § 445-1631 et seq.
23.	Minnesota Mortgage Originator and Service Licensing Act, § 58.137 et al. (S.F. 2988 (2002) and as amended by House File 1004 and SF 98 (2007) and SF 3154 and 3214 (2008).
24.	Nebraska Mortgage Bankers Registration and Licensing Act, Neb. Stat. § 45-702 et seq.
25.	Nevada Anti-Predatory Lending Law, Nev. Rev. Stat. § 598D.010 et seq. and as amended by AB 440.
26.	New Jersey Home Ownership Security Act of 2002, NJ Stat. Ann. § C:46:10B-22 et seq.
27.	New Mexico Home Loan Protection Act, N.M. Stat. Ann. § 58-21A-1 et seq. and as amended by Senate Bill 342 (2009).
28.	New York High Cost Home Loan Regulations, 3 NYCCR Part 41 (2001).
29.	New York High Cost Home Loan Act, N.Y. Bank. L. Ch. 626., as implemented by 3 NYCCR Part 41 (2003) and as amended by Senate Bill 8143-A (2008).
30.
North Carolina Anti-Predatory Lending Law, N.C. Gen. Stat. §§ 24-1.1A to 24-10.2 and North Carolina Amendments to Anti-Predatory Lending Law, N.C. Gen. Stat. §§ 24-9; 24-1.1(E)(a); 24-10.2(a) and as amended by House Bill 1817 (2007).

335 Madison Avenue, 27th Floor New York, NY 10017 646 593 7110	1113 S Milwaukee Avenue Suite 302 Libertyville, IL 60048 224 207 6000	12467 Telecom Drive Tampa FL, 33637 813 830 6400

SUPERIOR ANALYSIS & EXPERTISE….YOUR WINNING STRATEGY

31.	Ohio Anti-Predatory Lending Statute, Ohio Rev. Code Ann. § 1.63 and as amended by S.B. 185.
32.	City of Cleveland Heights, Ohio, Anti-Predatory Lending Ordinance, Ordinance No. 72-2003.
33.	Oklahoma Anti-Predatory Lending Law, House Bill No. 1574 (2003).
34.	Pennsylvania Consumer Equity Protection Act, 63 Pa. Cons. Stat. Ann. § 456.501 et seq.
35.	City of Providence, Rhode Island Predatory Lending Ordinance, Ordinance No. 245, Chapter 2006-33 as amended.
36.	Rhode Island Home Loan Protection Act, Chapter 25.2 of Title 34 of RI Gen. L. et seq., including the Emergency and Final Regulations.
37.	South Carolina High-Cost and Consumer Home Loans Act, S.C. Code § 37-23-10 et seq.
38.	South Carolina Consumer Protection Code, S.C. Code 37-1-101 et seq.
39.	Tennessee Home Loan Protection Act of 2006, TN Code Annotated, Title 47 et seq.
40.	Texas High-Cost Home Loan Statute, Tx. Fin. Code Ann. § 343.201 et seq.
41.	Utah Residential Mortgage Practices Amendments, Utah Code Ann. § 61-2c-102 et seq.
42.	Utah High Cost Home Loan Act, Utah Code § 61-2d-101 et seq.
43.	Vermont Interest Act, 9 V.S.A. § 104, implemented by Regulation B-98-2.
44.	Virginia Mortgage Lender and Broker Act (for loans originated prior to July 1, 2003), Va. Code Ann. §§ 6.1-413; 6.1-422, 6.1-428.
45.	Virginia Mortgage Lender and Broker Act (for loans originated after July 1, 2003), Va. Code Ann. §§ 6.1-411; 6.1-422.1, 6.1-425.1; 6.1-425.2.
46.	Washington House Bill 2770, Mortgage Lending and Homeownership, Chapter 108, Laws of 2008.
47.	Wisconsin Responsible High Cost Mortgage Lending Act, Wis. Stat. § 428.202.
48.	West Virginia Residential Mortgage Lender, Broker and Servicer Act, W.Va. Code § 31-17-1 et seq.
49.	Wyoming Credit Code, Wyo. Stat. Ann. §§ 40-14-101 et seq.

The primary objective of the compliance review was to assign an overall “Compliance Event Level” to each loan.  The event level indicates the conformity of each loan with respect to Federal, State, County, and Local High Cost and/or Anti-Predatory Laws.  The results are indicative of the lender’s overall regulatory compliance.  AMC graded each loan with a Compliance Event Grade based on the following definitions:

Compliance
1	The loan complies with federal regulations related to RESPA, TILA, and applicable state and local laws and ordinances.
2	The loan was substantially in compliance with Federal, state and local anti-predatory lending laws, but minor evidentiary issues existed
3	A material compliance exception was initially identified and has not been cured or waived. It is not eligible for purchase

335 Madison Avenue, 27th Floor New York, NY 10017 646 593 7110	1113 S Milwaukee Avenue Suite 302 Libertyville, IL 60048 224 207 6000	12467 Telecom Drive Tampa FL, 33637 813 830 6400

SUPERIOR ANALYSIS & EXPERTISE….YOUR WINNING STRATEGY

Valuation Review:
AMC’s underwriters and quality control personnel reviewed each appraisal, as provided, to determine the following:
•	Validate that the Seller/Servicer’s policies and procedures were followed including the appropriate level of review.
•
Verify that more than one valuation is provided, confirm consistency among them and if there are discrepancies that cannot be resolved, create an exception and work with client on next steps, including the ordering of additional products such as CDAs, BPOs and full appraisals.

•	Verify that the appraisal is materially complete.
•	Verify that the property value is supported within 10% by a second value product, usually a desk review.
•	Ensure that value and square footage are bracketed by the comparables used.
•	Review all pictures to ensure that the property is in average or better condition and any repairs are noted where required.
•	Review all pictures to ensure the subject property is the one for which the valuation was ordered.
•	Our database links to Google and Bing maps, so each property is viewed over those applications and compared to the photos in the appraisal to ensure the correct property is depicted in the appraisal.
•	Capture the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensure that it is within standard appraisal guidelines.
•	Check and capture quality and condition of property.
•	Verify that the appraisal was done “as-is,” not “subject to.”
•	Verify that comparables used are similar in size, style and location to subject.
•	Comment on size, style, bed and bath counts of the subject property and confirm that they are in line with the comparables and reasonable adjustments were made, if necessary.
•	Confirm that appraiser was actively licensed to perform the valuation.
•	If the property zip code was declared a FEMA disaster area after the valuation date, request a post-disaster inspection to confirm no damage occurred.

335 Madison Avenue, 27th Floor New York, NY 10017 646 593 7110	1113 S Milwaukee Avenue Suite 302 Libertyville, IL 60048 224 207 6000	12467 Telecom Drive Tampa FL, 33637 813 830 6400

SUPERIOR ANALYSIS & EXPERTISE….YOUR WINNING STRATEGY

Additionally, if AMC determined that the originator’s valuation product did not support the value of the property, JPMC (assuming it wished to pursue purchasing the loan), ordered through Clear Capital and provided AMC with an updated valuation product (desk review) and AMC’s client service manager then reviewed both products to make a determination if the lender’s value was supported.

Each loan was given a value grade as follows;

Valuation
1	The originator’s valuation product supports the value used to underwrite the loan.
2	The originator’s valuation product did not support the value used to underwrite the loan, however, a secondary valuation supplied comparables and other data to support the lender’s value.
3	No valuation product was provided that in AMC’s estimation supported the value used to underwrite the loan.

Review Results

Of the 225 loans in the final securitization population, 16 (7.117%) loans were subject to TILA qualified mortgage testing. AMC determined all 16 loans were TILA “safe harbor” qualified mortgage loans. The remaining 209 (92.89%) loans in the final securitization population were either not subject to qualified mortgage testing due to the loan application date or were non-owner occupied investment properties not subject to coverage under TILA.

After all documents were presented, 99 (44.00%) had exceptions.  A breakdown of the results is provided below:

CREDIT RESULTS SUMMARY
Event Level	# of Loans	Percentage of Loans
1	219	97.33%
2	6	2.67%
3	0	0.00%

The Credit Review EV2 grades were due to exceptions to guidelines – 2 for DTI, 2 for assets/reserves, 1 for income documentation, and 1 for credit history; however, each exception was offset by strong compensating factors such as high disposable income, low LTV, high liquid assets, and/or strong credit history.

335 Madison Avenue, 27th Floor New York, NY 10017 646 593 7110	1113 S Milwaukee Avenue Suite 302 Libertyville, IL 60048 224 207 6000	12467 Telecom Drive Tampa FL, 33637 813 830 6400

SUPERIOR ANALYSIS & EXPERTISE….YOUR WINNING STRATEGY

COMPLIANCE RESULTS SUMMARY
Event Level	# of Loans	Percentage of Loans
1	132	58.67%
2	93	41.33%
3	0	0.00%

The Compliance Review EV2 grades were due to issues that were identified and either properly cured or where the applicable loans were seasoned beyond the applicable period under TILA in which affirmative claims could be brought by a consumer. (4 TILA finance charge tolerance exceptions and 1 RESPA tolerance exception). The time period is not limited for claims, other than rescission, which are raised as a defense to foreclosure. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual loan.
The remaining 88 exceptions were for missing non-material disclosures (81 missing RESPA special information booklets, 3 missing Final HUDs on investment properties, 3 missing FACTA disclosures, and 1 Homeownership Counseling List not dated).

VALUE RESULTS SUMMARY
Event Level	# of Loans	Percentage of Loans
1	223	99.11%
2	2	0.89%
3	0	0.00%

The Valuation Review EV2 grades were due to the appraisal valuation not being supported within 10%.  These exceptions were waived by the Client based on compensating factors such as low LTVs and high liquid assets.

Primary Exception	Event Level	Number of Loans
Disclosures	2	88
Finance Charges	2	4
DTI	2	2
Assets/Reserves	2	2
Valuation	2	2
Income Documentation	2	1
Credit History	2	1
RESPA Tolerances	2	1

335 Madison Avenue, 27th Floor New York, NY 10017 646 593 7110	1113 S Milwaukee Avenue Suite 302 Libertyville, IL 60048 224 207 6000	12467 Telecom Drive Tampa FL, 33637 813 830 6400

SUPERIOR ANALYSIS & EXPERTISE….YOUR WINNING STRATEGY

ADDITIONAL REVIEW RESULTS
Loan Type	# of Loans	Percentage of Loans
Conventional	225	100.00%
FHA	0	0.00%
VA	0	0.00%

Documentation Type	# of Loans	Percentage of Loans
Full	225	100.00%

Occupancy	# of Loans	Percentage of Loans
Primary	147	57.78%
Second Home	28	12.44%
Investment/Non Owner	50	22.22%

Purpose	# of Loans	Percentage of Loans
Purchase	130	57.78%
Rate Term Refi	46	20.44%
Cashout Refi	49	21.78%

Property Type	# of Loans	Percentage of Loans
SFR	86	38.22%
Condo	59	26.22%
Co-op	16	7.11%
PUD	29	12.29%
PUD Attached	1	0.44%
2 Family	12	5.33%
3 Family	14	6.22%
4 Family	5	2.22%
Townhouse	1	0.44%

Lien Position	# of Loans	Percentage of Loans
1st Position	225	100.00%
2nd Position	0	0.00%

Loan Term	# of Loans	Percentage of Loans
360	223	99.11%
2	2	0.89%

335 Madison Avenue, 27th Floor New York, NY 10017 646 593 7110	1113 S Milwaukee Avenue Suite 302 Libertyville, IL 60048 224 207 6000	12467 Telecom Drive Tampa FL, 33637 813 830 6400

SUPERIOR ANALYSIS & EXPERTISE….YOUR WINNING STRATEGY

Amortization Type	# of Loans	Percentage of Loans
ARM	225	100.00%

Tape Integrity
Of the 225 loans reviewed, 43 (19.11%) had tape discrepancies.  There were 9 data fields that had discrepancies.

Field	# of Loans	Percentage of Loans
DTI	28	12.44%
Property Type	8	3.56%
FICO	5	2.22%
CLTV	5	2.22%
Purpose	5	2.22%
Appraised Value	4	1.78%
LTV	3	1.33%
Original Balance	1	0.44%
Original Rate	1	0.44%

The DTI discrepancies were due to differences in calculating complex incomes; while the data differed, the resulting ratios remained within guidelines. The Appraised Value discrepancies were due to the tape reflecting the sales price rather than the appraised value; the Purpose discrepancies were due to differences between Rate/Term and Cash out refinances.

Overall Observations

All files were presented in a consistent and well organized order. All files contained the vast majority of the documents required for review and were presented in a consistent and well organized stacking order.

All loans were reviewed to the seller’s guidelines.

Many of the loans were jumbos.

Questions concerning this review should be addressed to the offices of American Mortgage Consultants, Inc.

335 Madison Avenue, 27th Floor New York, NY 10017 646 593 7110	1113 S Milwaukee Avenue Suite 302 Libertyville, IL 60048 224 207 6000	12467 Telecom Drive Tampa FL, 33637 813 830 6400